INDUSTRIAL BUILDING LEASE


BETWEEN

LASALLE NATIONAL TRUST, N.A.
AS TRUSTEE UNDER TRUST NUMBER 120358, LESSOR


and


CELEX GROUP, INC., LESSEE



DATED:  July 8, 1996


INDEX TO COVENANTS AND CONDITIONS
OF
INDUSTRIAL BUILDING LEASE

	Page

I.	Description of Leased Premises and Term
	l

II.	Signature Page
	2


Paragraph

1.	Term
	3

2.	Base Rent
3

3.	Use
	4

4.	Condition and Upkeep of Lease Premises                       	5

5.    	Possession
	8

6.    	Warranties; Lessor's Completion                           	8

7.    	Parking Area
	9

8.    	Taxes and Utility Charges                                     	9

9.    	Alterations and Additions                                      	10

10.  	Casualty                                                               	10

11.   	Insurance
	11

12.   	Holding Over
	12

13.   	Reserves and Security                                           	13

14.   	Protest and Claim
	14

15.   	Real Estate Litigation
	15

16.   	Lien Litigation
	16

17.   	Condemnation	17



i

Paragraph
	Page

18.   	Warranty of Quiet Enjoyment                                   	17

19.   	Indemnification
	18

20.   	Assignment or Subletting
	19

21.   	Defaults and Remedies
	20

22.   	Lessor's Lien
	21

23.   	Abandonment or Reletting                                     	21

24.   	Subordination of Interest                                        	21

25.   	Signs
	22

26.   	Estoppel Certificate                                           	22

27.   	Access
	22

28.   	Construction of Improvements                           	23

29.   	Notices
	26

30.   	Renewal Options                                                 	26

31.   	Acquisition of Land                                             	27

32.   	Expansion and Occupancy During Expansion     	28

33.   	Warrant of Authority                                            	29

34.   	Governing Law
	29

35.   	Amendments
	29

36.   	Recordation
	29

37.   	Lessor's Title
	30

38.   	Captions
	30





ii.


Paragraph
	Page

39.   	Brokerage
	30

40.   	Limitation of Lessor's Liability                              	30

41.   	Invalidity of Particular Provisions                          	31

42.   	Financial Statements
	31

43.   	Exculpatory Clause
	31

44.   	Obligations for 3810 Stem Lease                                  	31

45.   	Temporary Space
	32


ATTACHMENTS

      Exhibit A
      Exhibit B
      Exhibit B-1
      Exhibit C
























iii.

INDUSTRIAL BUILDING LEASE


LESSOR	LESSEE

LaSalle National Trust, N.A.	Celex Group, Inc.
as Trustee under Trust dated	919 Springer Drive
July 3, 1996, and known as	Lombard, Illinois  60148
Trust No. 120358
135 S. LaSalle Street
Chicago, Illinois  60603

LEASED PREMISES

	In consideration of the rents and covenants herein stipulated to be paid and performed, and upon the terms and conditions hereinafter specified, Lessor hereby demises and leases to Lessee, and Lessee hereby demises and leases from Lessor, for the respective term hereinafter described, the entire Building to be constructed and the property located at Lots 5 and 19, White Oak Business Park, Aurora, Illinois and legally described in Exhibit A attached hereto, which lots consist of approximately eight (8) acres, as depicted on the Site Plan prepared by Harris Architects, dated June 19, 1996 (attached hereto as Exhibit B). The real estate legally described and the building and any other improvements located thereon are sometimes referred to herein as the "Leased Premises", which is commonly referred to as: __________________________________ Aurora, Illinois,
consisting of a building to be constructed of approximately 130,000 square feet,as described on the Site Plan, attached hereto and made a part hereof as Exhibit B.

	This is a net Lease for an initial term of twelve (12) years and no months commencing at 12:01 a.m., on the later of (i) the first day of April , 1997, or
(ii)
the date that the Leased Premises are "Substantially Completed" (as provided herein) and are ready for occupancy, which shall be herein referred to as "Commencement Date".

	The Leased Premises are demised and leased subject to the terms and conditions contained in the LEASE COVENANTS AND CONDITIONS consisting of 32 pages numbered 3-32 and Lease Exhibits A, B, B-l and C, attached hereto.

	IN WITNESS WHEREOF, Lessor and Lessee have for themselves, their successors and assigns, executed this Lease on the 3rd day of July, 1996, (incorporating therein all of the terms and conditions contained in said LEASE COVENANTS AND CONDITIONS) by the officers of the respective parties pursuant to Corporate authority first had and obtained. (Executed in quadruplicate.)

LESSOR	LESSEE

LaSalle National Trust, N.A.              	Celex Group, Inc.
as Trustee under Trust dated              	919 Springer Drive
July 3, 1996 and known as                 	Lombard, Illinois 60148
Trust No. 120358    and not personally
135 S. LaSalle Street
Chicago, Illinois   60603


By:		 	By: /s/  James M. Beltrame

Title:      Vice President            		Title:           President



Attest:                                		Attest:

     			    /s/  Timothy C. Dillon
                             Secretary
Secretary

LEASE COVENANTS AND CONDITIONS

DATE OF LEASE                     TERM                                SECURITY
DEPOSIT

July 8, 1996                         Twelve (12) Years	       $175,500 (See
Paragraph 13.

herein)


1.	TERM.  Subject to the terms, covenants, agreements and
conditions contained herein, Lessee shall have and hold the Leased Premises for a term of twelve (12) years commencing on the later of (i) the 1st day of April, 1997, or (ii) the date the Leased Premises, have been "Substantially Completed" and are ready for occupancy as provided herein ("Commencement Date").
		If the effective date of this Lease shall be a day other than the first day of a calendar month, then the term of this Lease shall be deemed extended by
the number of days between the effective date of this Lease and the first day of the first calendar month following the effective date of this Lease, so that the term of this Lease shall expire Twelve (12) years after such first day of the first
calendar month following the effective date of this Lease. In such case, the Lessee shall pay pro-rata rent, in advance, for the period from the effective date of this Lease to the first day of the following calendar month. On and after the first day of such following calendar month, the Lessee shall pay the rent provided in this Lease.

2.	BASE RENT.  Lessee covenants to pay to Lessor, during the term of this Lease, in equal monthly installments on or before the first day of each month in advance, and without any deductions or set off whatsoever, except as otherwise expressly provided herein, and to pay the same to Lessor, c/o Thomas
D. Grusecki, 5060 River Road, Schiller Park, Illinois, 60176 or at such other place or to such other person as Lessor or his agent may designate to Lessee in writing, in lawful money of the United States of America.


		Payments shall be as follows:

	Years	Annual Payments 	Monthly
Payments

April 1, 1997 - March 31, 1998	$	702,000.00	$	58,500.00
April 1, 1998 - March 31, 1999		702,000.00		58,500.00
April 1, 1999 - March 31, 2000		702,000.00		58,500.00
April 1, 2000 - March 31, 2001		741,000.00		61,750.00
April 1, 2001 - March 31, 2002		759,200.00		63,266.66
April 1, 2002 - March 31, 2003		777,400.00		64,783.33
April 1, 2003 - March 31, 2004		796,900.00		66,408.33
April 1, 2004 - March 31, 2005		817,700.00		68,141.66
April 1, 2005 - March 31, 2006		837,200.00		69,766.66
April 1, 2006 - March 31, 2007		858,000.00		71,500.00
April 1, 2007 - March 31, 2008		880,100.00		73,341.66
April 1, 2008 - March 31, 2009		902,200.00		75,183.33

	This covenant to pay rent shall be independent of all other covenants in this Lease, Notwithstanding the foregoing, Lessee's obligation to pay rent shall commence July 1, 1997, and the Base Rent for April, May and June of
1997 shall be abated.

3.	USE.  The Leased Premises shall be used by Lessee exclusively for the following purposes: office, warehouse and light industrial purposes and for uses incidental or related thereto.

	Lessee shall not:

(dd) commit, suffer or permit waste or damage to the Leased Premises, ordinary wear and tear excepted, or deface or permit the defacement of any part thereof;

(dd) permit the accumulation of waste or refuse on or about the Leased
Premises;

(dd) overload the floors of buildings on the Leased Premises;

(dd) cause any lien to attach against the Leased Premises;

(dd) suffer or commit any act in or about the Leased Premises which will increase the rate of insurance thereon;

(dd) suffer or commit any act that may send to or actually injure the good reputation of Lessor and the Leased Premises;

(dd) keep or use on the Leased Premises any inflammable or explosive materials or liquid except as may be necessary for use in the business of the Lessee, and in such case such substances shall be delivered, and stored in amount and used subject to normal and reasonable standards of care by Lessee;

(dd) permit hazardous materials (as hereinafter defined) to be generated, released, stored, buried or deposited over, beneath, in or on the Leased Premises from any source whatsoever. In addition no hazardous materials will be generated, stored, buried or deposited over, beneath, in or on any adjacent real estate or in any structure located thereon. For purposes of this Industrial Building Lease, hazardous materials shall mean and include any hazardous, toxic or dangerous waste, substance or material defined as such in or for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 USC Section 9601 et seq.), the Resource Conservation and Recovery Act (42 USC
Section 6903 et seq.), or any other federal, state, or local statute, law, ordinance code, rule regulation, order or decree relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material that is now or at any time hereafter in effect.

Lessee shall be liable to Lessor for all direct and consequential damages resulting from violation of any provision of this paragraph 3.
	Lessee represents that the only types and kinds of materials to be warehoused in the Leased Premises and the hazardous materials generated by Lessee all in accordance with applicable Codes are as set forth on Exhibit C attached hereto and made a part hereof. The Lessee represents the true and correct fire class of each type of warehoused material and the classification of materials generated is set forth on Exhibit C.

	4.	CONDITION AND UPKEEP OF LEASED PREMISES.  No
representations, except as are contained herein, have been made to Lessee respecting the condition of the Leased Premises. Lessee's use and occupancy shall comply with all applicable laws, ordinances and regulations which relate to the Leased Premises.
Lessee's taking possession of the Leased Premises (as per paragraph 28 below shall be conclusive evidence that the Leased Premises were Substantially Completed (as that term is defined in paragraph 28 below) and in good order and repair when Lessee took possession, except for those items, if any, needing to be repaired or completed ("Punch List Items") and detailed in a written punch list executed by Lessor and Lessee ("Punch List") prior to delivery of possession to Lessee; provided, however, that nothing contained in the foregoing provisions of this paragraph or elsewhere in this Lease shall be deemed or construed to limit or otherwise adversely affect Lessee's right as against Northern
Builders, Inc. ("Northern Builders"), Lessor's general contractor for purposes of constructing the Improvements (as that term is hereinafter defined), or any other contractor or subcontractor employed by Northern
Builders in the construction of the Leased Premises on account of latent defects or other defects covered by the separate warranty included in the Construction Completion and Warranty Agreement delivered by Northern Builders to Lessee concurrently herewith ("Construction Agreement") or delivered by any other contractor or subcontractor in connection with the construction.
Lessee shall, at its cost and expense, keep the Leased Premises, including the roof (except as otherwise provided in paragraph 28 below), walls, structural parts and parking areas, properly maintained and in good repair, including, but not limited to, painting when necessary all interior and exterior items including but not limited to partitioning, trim, sashes, frames and metal items; replacing all broken glass with glass of the same size and quality; and replacing when necessary mechanical components and systems in and about the Leased Premises; and will keep the Leased Premises in good repair and in a clean and healthful condition according to all applicable laws and ordinances at the direction of proper public officers, during the term of this Lease at Lessee's expense; and will remove snow and ice from the roof of the Leased Premises without injury thereto, from the parking areas included in this Lease, and from the sidewalks abutting the Leased Premises and upon termination of this Lease, in any way, will yield up the Leased Premises to Lessor in good condition and repair except for ordinary wear and obsolescence and deliver the keys therefor at the place of payment of rent.
	Nothing contained in the foregoing provisions of this paragraph 4 however, shall be deemed or construed as making Lessee responsible or liable for any negligence in or latent defects arising out of the construction of the Leased Premises, nor for any repairs covered by any warranties required to be delivered or provided in connection with the construction of the Leased Premises.
	If any dispute arises as between Lessor and Lessee with respect to whether a repair is covered by any such warranty or constitutes a latent defect existing at the time of taking of possession of the Leased Premises, such determination shall be made by an independent architect or engineer selected by the parties, which determination shall be final and the cost of such architect's or engineer's services shall be paid by the party responsible for such repairs based on such architect's or engineer's determination.
	All damages or injury to the Leased Premises and to its fixtures, appurtenances and equipment caused by Lessee moving property in or out of the building or by installation or removal of furniture, fixtures or other property, or resulting from operation of air conditioning unit(s) or ventilating system(s), short circuits, flow or leakage of water, steam, illuminating gas, sewerage or odors or by frost or by bursting or leaking of pipes or plumbing works or gas, or from any other kind or nature whatsoever due to carelessness, omission, neglect, improper conduct or other cause of Lessee, its servants, employees, agents, visitors or licenses shall be repaired, restored or replaced promptly by Lessee at its sole cost and expense to the reasonable satisfaction of Lessor.
	All of the repairs, restorations or replacements required to be made by Lessee pursuant to this paragraph 4 shall be in quality and type equal to the original work or installations. If Lessee fails to make such repairs, restorations, or replacements within a reasonable time, then upon written notice to Lessee, the same may be made by Lessor at the expense of Lessee and the cost thereof incurred by Lessor shall be collectible as additional rent and shall be paid by Lessee within thirty (30) days after rendition of a bill or statement therefor. Lessee shall not place a load upon any floor of the Leased Premises exceeding the floor load per square foot which such floor was designed to carry, which floor load the parties shall agree to in connection with the approval of the
Approved Plans and Specifications (as that term is defined in paragraph 28 (below). No vehicles other than automobiles shall be allowed on the car parking lot other than trucks and other delivery vehicles temporarily parked thereon or trucks and other delivery or similar vehicles temporarily there for loading or unloading purposes.
At any time after Substantial Completion of the Leased Premises and delivery of possession to Lessee, Lessor may enter the Leased Premises to complete any items and other repairs included on the Punch List or that otherwise are the obligation of Lessor under this Lease. In such event, there shall be no allowance to Lessee for a diminution to rental value and no liability on the part of
Lessor by reason of inconvenience or annoyance arising from the making of any such repairs, alterations, additions or improvements in or to any portion of the building or Leased Premises, or in or to fixtures, appurtenances, or equipment thereof; provided, however, that Lessor shall use all reasonable and diligent efforts to avoid interfering with Lessee's operation of its business in the Leased
Premises and shall provide to Lessee advance notice, except in the case of an emergency, of the schedule for any such work. To the extent Lessee fails to make any repairs, alterations, additions or improvements in or to the Leased Premises that are the responsibility of the Lessee hereunder, Lessor may enter the Leased Premises to complete and make such repairs, alterations, additions or improvements.

      	5. POSSESSION. Lessee shall be given possession of the Leased Premises upon Substantial Completion of Lessor's construction per paragraph 28 below, and at that time Lessee shall commence payment of Impositions, real estate taxes, insurance premiums, expenses and Utilities (hereinafter defined) as provided herein; Monthly Base Rent shall commence as set forth in Paragraph 2. above.

      	6. WARRANTIES: LESSOR'S CONSTRUCTION. Lessor warrants that all of the Improvements to the Leased Premises shall be constructed of first-class, new materials and in a good and workmanlike manner and in accordance with the Approved Plans and Specifications therefor; that the building and all other improvements to be constructed on the Leased Premises by Lessor (including parking facilities and landscaping) and the heating, water, plumbing, air conditioning and installation, and electrical equipment, components and systems installed therein by Lessor in accordance with the Approved Plans and Specifications (all of which as described above and as more specifically identified in paragraph 28 below are sometimes herein collectively referred to as the "Improvements") shall be in good working order at the time possession is delivered to Lessee. Lessor further warrants that at the time Lessee takes possession hereunder, the Improvements will conform to all applicable state, county and municipal building and zoning laws and ordinances, subject only to the Punch List Items disclosed in the Punch List, which Lessor shall promptly complete or cause to be completed in accordance with the provisions of Paragraph 28 below. Delivery of a certificate of occupancy shall be evidence of Lessor's conformance with its obligations under this paragraph 6.

7. PARKING AREA. The Lessee shall have the use during the term of this Lease of all of the parking spaces on the Leased Premises.

8. TAXES AND UTILITY CHARGES. Lessee agrees to pay promptly when due as additional rent hereunder, all real estate taxes, special assessments or governmental impositions and charges of every kind and nature levied or assessed on the Leased Premises or any part thereof. Lessee shall pay all utility charges to the Leased Premises which include, but are not limited to, charges and assessments for water, gas, fuel, electric, and refuse disposal services and one-half of one percent (1/2%) management fee for each calendar year falling within the term, except that the amount of any general real estate taxes and assessments applicable to calendar year which was only partially within the term shall be pro-rated and borne by the respective parties in the proportions that the period of each party's possession during said calendar years bears to the entire calendar year. Lessor shall notify Lessee of the time and place payment to the relevant government authorities is required.
    	Lessee shall pay, as additional rent, the annual installment of any public improvement assessment required to be paid during the term hereof (with fractional years to be equitably prorated) as of the due date of the payment for such assessment. Lessor shall furnish Lessee with bills therefor and shall notify
Lessee of the time and place payment to the relevant government authorities is required. At the end of the lease term (or as such term is extended) the Lessee's said responsibility with respect to final payment for public improvements shall be calculated and within twenty (20) days thereafter Lessee or Lessor, as may be appropriate, shall remit all amounts due one to the other.
    	Nothing herein contained shall be construed to require Lessee to pay any franchise, inheritance, estate, succession or transfer tax of Lessor or any income or excess profits tax assessed upon or in respect of any income of Lessor or chargeable to or required to be paid by Lessor unless such tax shall be specifically levied against the income of Lessor derived from the rent by this Lease reserved, expressly and as and for a specific substitute for the real estate taxes, in whole or in part, upon the Leased Premises in which event said rent shall be considered as the sole income of Lessor.

	9.    ALTERATIONS AND ADDITIONS. Except as permitted herein,
Lessee shall make no alterations or additions to or upon the Leased Premises or any part thereof, including but not limited to any alterations, repairs, or renovations affecting the structure of the Leased Premises, or the electrical, HVAC, or plumbing systems, except as contemplated in this Lease, without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed and which shall conclusively define the nature and extent of such alterations and additions, and all such alterations and additions shall be free of mechanic's lien claims. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, make minor, non-structural building repairs, alterations, or renovations to the Leased Premises. Lessee shall, in all instances, provide Lessor with plans, drawings and specifications showing repairs, alterations, or renovations to the Leased Premises, prior to commencing work. All alterations and additions made by Lessee, and all fixtures (except trade fixtures, manufacturing and supplemental lighting fixtures equipment) installed by Lessee in and about the Leased Premises shall, unless otherwise elected by Lessor, at the termination of this Lease by lapse of time or otherwise, and without cost to Lessor, remain on the Leased Premises as the property of Lessor. If Lessor shall prior to thirty (30) days before the termination of this Lease elect in writing not to retain such alterations, additions, and fixtures, or any portions thereof, then and only then, Lessee shall, at its cost and expense, and without damaging the Leased
Premises, remove or cause to be removed those portions of alterations, additions, and fixtures, so elected by Lessor to be removed. Such removal is to be complete upon the termination of this Lease.
Any trade fixtures and manufacturing equipment attached to the Leased
Premises by and at the expense of Lessee shall remain the property of Lessee and
Lessor agrees that Lessee shall have the right at any time and from time to time, provided it not then be in default hereunder, to remove any and all of such trade fixtures and equipment which it may have attached to the Leased Premises, provided, however, in such event Lessee shall restore the Leased Premises to the same condition in which they were at the time Lessee took possession, loss by ordinary wear and tear, fire and other casualty not caused by Lessee, its agents, or employees excepted.

10. CASUALTY. In the event the Leased Premises are damaged by fire, explosion, or other casualty or occurrence to the extent of twenty-five percent (25%) or less of the replacement value of the Leased Premises, the damage shall be promptly repaired by Lessor at Lessor's expense. In the event of any such damage in which the Leased Premises shall be damaged to the extent of more than twenty-five percent (25%) of the replacement value, Lessor may elect to repair or rebuild the Leased Premises or to terminate this Lease upon giving notice of such election in writing to Lessee within sixty (60) days of the happening of the event causing the damage. In the event the proceeds of insurance are insufficient to pay the cost of any such repair or rebuilding, Lessee shall promptly pay Lessor the amount of such insufficiency. If the casualty or the repairing or rebuilding shall render the Leased Premises unusable by the Lessee in whole or in part, a proportionate abatement of the Base Rent and any additional rent shall be allowed from the date when the damage occurred until the date when the Leased Premises can be made tenantable, or until the effective date of termination as herein provided, said abatement to be computed on the basis of the relation which the square foot area of the space rendered untenantable bears to the aggregate square foot area of the Leased Premises. Notwithstanding the foregoing, rent shall abate only to the extent of rent insurance proceeds paid to Lessor as provided in paragraph 11 below.

     	11. INSURANCE. Lessee shall, at its cost and expense, procure and maintain in full force and effect, the following insurance with respect of the Leased Premises, issued by insurance companies satisfactory to Lessor all of which insurance shall be issued in the name of Lessor and Lessee and with loss payable clauses thereof in favor of Lessor or Lessee as their interests may appear, and shall contain a standard mortgagee loss payable clause.

(dd) Insurance against loss by fire and all other casualties by standard fire extended coverage (especially, but not exclusively covering loss or damage by windstorm, hail, explosion, riot, civil commotion, or damage from aircraft or vehicles and smoke damage) with standard vandalism and malicious mischief riders, and endorsement for one year's rent (including expenses) loss insurance covering losses due to casualty in responsible insurance companies for the full replacement value of the improvements of which the Leased Premises are a part. Lessor shall be compensated for the loss of abated rent by having the proceeds of rent insurance paid to the Lessor, which-rent insurance will be procured by the Lessee at the Lessee's expense. All policies of insurance shall waive subrogation against Lessor and Lessee and shall remain with Lessor and shall be issued in the name of Lessor, with a loss payable clause in favor of Lessor and with a deductible of no more than $10,000.00. Lessor and Lessee waive and release any claims against each other for losses due to fire or other casualty, or other perils insured by standard policies for extended coverage, vandalism, and malicious mischief. Lessor reserves the right to have a standard non-contributory mortgage clause in said policy.

(dd) Boiler Explosion Liability insurance in such amount or amounts as the Lessor may from time to time reasonably require if any pressure vessels are now or hereafter situated on the Leased Premises;

(dd) General Public Liability or Owner, Landlord and Tenant Liability insurance, naming Lessor and Lessor's Lender, if any, as an additional insured, with minimum limits of $3,000,000.00 for injury or death to any one person, $3,000,000.00 for injury to more than one person resulting from the same occurrence and $1,000,000.00 for damage to property;

      	Lessee shall be responsible for reimbursing Lessor for the deductible portions of the policy, to be provided by Lessee, it being the agreement of the parties that the Lessor be fully covered for all amounts, including any deductible.
If Lessee fails or refuses to comply with its requirement of this Paragraph
11, to furnish insurance, then Lessor may obtain and maintain such insurance required to be maintained by this Lease without waiving any of Lessor's rights under this Lease and Lessor's damages for Lessee's failure or refusal shall not be limited to the amount of the insurance premiums which the Lessee has failed to pay. Sums advanced by Lessor, or its agent, for premiums together with interest thereon at the current prime rate of interest charged by LaSalle Northwest National Bank of Chicago shall be deemed additional rent payable on demand. If Lessee is not in default upon the termination of this Lease, Lessee shall then be entitled to a refund of the then unearned insurance premiums, if any. All insurance policies shall provide that the insurance companies issuing them shall not cancel them for nonpayment of premiums or otherwise without first giving the Lessee and Lessor at least thirty (30) days prior written notice of cancellation.

      	12. HOLDING OVER. Upon the termination of this Lease, Lessee shall promptly surrender possession of the Leased Premises to Lessor or its agent. If such possession is not immediately surrendered, Lessor may forthwith re-enter the
Leased Premises and repossess itself thereof and remove all persons and effects therefrom at Lessee's expense, using such force as may be necessary without being deemed guilty of any manner of trespass or forcible entry or detainer. Property that is not removed from the Leased Premises upon the termination of the Lease shall be conclusively presumed to have been abandoned and the title thereto shall pass to Lessor and its beneficiaries without cost. If Lessee fails to surrender the Leased Premises as aforesaid, Lessee shall pay rent on a daily basis as liquidated damages for the whole time such surrender is delayed beyond the terms of the Lease, a sum equal to nine percent (9%) of Monthly Base Rent and real estate taxes and shall continue to pay special assessments, insurance premiums and costs of repair as set forth, nor shall any other act by Lessor in apparent affirmance of tenancy operate as a waiver of the right to forfeit this Lease and the term hereby granted for the period still unexpired for a breach of any of the conditions or covenants herein.

      	13.   RESERVES AND SECURITY. In addition to the Monthly Base Rent for the Lease term or any extension thereof, the Lessee shall pay Lessor monthly,
an additional sum to create and maintain a reserve for the payment of taxes, assessments, insurance premiums and other like charges upon the Leased
Premises, equivalent to one-twelfth (1/12) of the annual amount of such items as reasonably determined by Lessor; no interest shall be paid on such reserve.
   	Concurrently with the execution of this Lease, Lessee has deposited with Lessor one-third (1/3) of the amount of Security Deposit set forth at page 3 of the
Lease, in the nature of a cash deposit, as security for the performance by
Lessee
of all of the covenants and conditions required to be performed by Lessee under this Lease. Upon the execution of the Lease, Lessee will also deliver to Lessor a letter from the company issuing the Leasehold Bond required in this Paragraph 13, stating that such company will issue on the Commencement Date the
Leasehold Bond in favor of Lessor in compliance with the terms of this Paragraph. In addition, on or before November 1, 1996, Lessor shall deposit with Lessor the remaining two-thirds (2/3) of the amount of Security Deposit set forth at page 3 of the Lease, in the nature of a cash deposit or an irrevocable letter of credit (which shall be in a form and with a financial institution acceptable to Lessor), as security for the performance by Lessee of all of the covenants and
conditions required to be performed by Lessee under this Lease.   On or before
the
Commencement Date, Lessee shall obtain and maintain in effect a Leasehold bond, as provided herein, at all times during the initial term and renewal terms of this Lease. The Leasehold Bond shall be issued by a company and in a form acceptable to Lessor in its sole discretion and shall be in the initial amount of $500,000.00. Provided the Lessor is not in default, and has not been in default, under the terms of this Lease, the amount of the Leasehold Bond may be reduced by Lessee as follows: (i) after the expiration of the first year of this Lease, to an amount equal to $400,000.00; (ii) after the expiration of the second year of this Lease, to an amount equal to $300,000.00; and (iii) after the expiration of the third year of this Lease, to an amount equal to $250,000.00, which bond shall be renewed for each year during the remaining term of the Lease. Annually, Lessee shall provide Lessor with evidence of the existence of the Leasehold Bond. The form of the Leasehold Bond shall be reasonably acceptable to Lessor, with a surety company licensed to do business in Illinois and shall not be cancelled without thirty (30) days prior notice to Lessor. If any Leasehold Bond provided hereunder is canceled, Lessee shall promptly provide Lessor with a replacement Leasehold Bond complying with the terms of this paragraph, or such other collateral as Lessor deems fit. Notwithstanding the foregoing, at any time after the expiration of the third year of the Lease, if Lessee provides Lessor with financial statements, satisfactory to Lessor, which evidence that Lessee has a BBB or better rating by Standard & Poors, or a comparable rating agency, then Lessor shall waive the requirement for a Leasehold Bond. Any reserves shall be promptly returned to Lessee and the Leasehold Bond cancelled upon the expiration of the term of this Lease, provided Lessee has satisfied and performed all its covenants and obligations under the Lease. Prior to the time when Lessee shall be entitled to the return of the Security Deposit, Lessor shall be entitled to intermingle such deposits with its own funds and to use such sum for such purposes as Lessor shall determine. Lessee shall not be entitled to any interest on the Security Deposit. Lessor may, use, apply, or retain all or part of such Security
Deposit, including
the absolute right to collect under, or make a claim against, the Leasehold Bond, for the payment of any unpaid rent and additional rent or any other amount which Lessor may be required to spend by reason of default of Lessee, including damages or deficiencies in the reletting of the Leased Premises, regardless of whether the accrual of such damages or deficiencies occurs before or after eviction or re-entry by Lessor. The Security Deposit shall not be mortgaged, assigned, or encumbered by Lessee without the written consent of Lessor, and any such assignment, encumbrance, or mortgage without such consent shall not bind Lessor. If the Leased Premises is sold to a bona fide purchaser, Lessor shall have the right to transfer the Security Deposit to the purchaser, subject to this Lease, and Lessor shall then be released from all liability for the return of the Security
Deposit to the Lessee. lessee shall not apply the Security Deposit, in part or in whole, to any months rental payment due under the Lease.

14.	PROTEST OF CLAIM.  Lessee shall have the right by appropriate legal proceedings at its expense to contest the amount or validity of any and all real estate taxes and/or special assessments against the Leased Premises, but this shall not be deemed nor construed in any way as relieving, modifying or extending Lessee's covenant to pay such real estate taxes and/or special assessments when due unless the legal proceedings shall operate to prevent the sale of the Premises or any part thereof or the placing of any lien thereon to satisfy such real estate taxes and/or special assessments prior to the final determination of such proceedings, and if Lessee shall not have been required to pay such taxes and/or special assessments prior to instituting such proceedings, then Lessee shall deposit with the Lessor or such person or corporation as Lessor may, in writing direct, as security for the payment of such real estate taxes and/or special assessments an amount of money (or a bond or securities in form and quality reasonably acceptable to Lessor) equal to twice the amount of such unpaid real estate taxes and special assessments together with all interest and penalties in connection therewith and all charges that may be assessed or become a charge on the Leased Premises or any part thereof in such legal proceedings. Upon the termination of such proceedings, Lessee shall direct Lessor to apply the funds (or securities) then held by Lessor as security as aforesaid to pay and otherwise discharge the said unpaid real estate taxes and/or special assessments then payable and the interest and penalties in connection therewith, and the charges accruing in such legal proceedings, and the balance, if any, of the aforesaid security deposit after the aforesaid application shall be returned to Lessee (or discharged, if a bond) provided Lessee is not then in default under this Lease. In the event that such moneys or other security shall be insufficient for the foregoing purpose, Lessee shall forthwith pay to the Lessor an amount of money sufficient, together with the monies and other security so deposited pursuant hereto, to pay the same. In the event of any default by Lessee under this Lease, Lessor is authorized to use any money deposited hereunder to apply on account of such default and or to pay said real estate taxes and/or assessments. Lessee shall not be entitled to interest
(or income) on the monies (or securities) deposited pursuant to this Paragraph
14.
Lessor agrees to cooperate with Lessee in pursuing a tax abatement program for Lessee.

15.	REAL ESTATE LITIGATION.   Lessor shall not be required to
join in any proceedings contesting said real estate taxes and/or special assessments except as it shall be necessary for Lessor to do so in order to properly prosecute such proceedings, in which event lessor shall be fully indemnified to its satisfaction against all its costs and expenses incurred thereby. Lessor shall not be subjected to any liability for the payment of costs and expenses in connection with proceedings brought by Lessee, and Lessee covenants to indemnify and save harmless Lessor from all such costs and expenses.

16. LIEN LITIGATION. Lessee shall have the right at its sole cost and expense to contest the validity of any mechanic's lien claims that may be asserted against Lessor, Lessee, or the Leased Premises because of work performed for or material furnished to Lessee, or the Leased Premises, at Lessee's request, but this shall not be deemed nor construed in any way as relieving, modifying or extending Lessee's covenant to pay any mechanics' lien claims that may be successfully asserted against Lessor in respect of the Leased Premises, Lessee, or the Leased Premises itself, provided that as a condition precedent to Lessee exercising its right to contest mechanics' lien claims, Lessee shall first have posted a surety company bond in the full amount of such claims and expenses reasonable satisfactory to Lessor, or deposited with Lessor or such party as Lessor may designate in writing, as security for the payment of any such mechanics' lien claims, money (or a bond or securities in form and quality reasonably acceptable to Lessor) in such amount sufficient in the judgment of Lessor to pay such mechanics' lien claims, together with all interest and costs in connection therewith and all charges that may be assessed or become a charge on the Premises or any part thereof and Lessor's reasonable attorney's fees relative to such proceedings. Upon the termination of such proceedings, Lessee shall direct Lessor to apply the funds (or securities) then held by Lessor as security as aforesaid to satisfy and otherwise discharge the said mechanics' lien claims then payable and the interest and penalties in connection therewith, and the charges accruing in such legal proceedings, and Lessor's reasonable attorney's fees, and the balance, if any, of the aforesaid security deposit after the aforesaid application shall be returned to Lessee (or discharged, if a bond) provided Lessee is not then in default under this lease.
	In the event that such monies or other security shall be insufficient for the foregoing purpose, Lessee shall forthwith pay to Lessor an amount of money sufficient, together with the monies and other security so deposited pursuant hereto, to pay the same. In the event of any default by Lessee under this Lease, Lessor is authorized to use any money deposited hereunder to apply on account of such default or to pay said mechanics' lien claims and/or charges. Lessee shall not be entitled to interest (or income) on the monies (or securities) deposited hereunder to apply on account of such default or to pay said mechanics' lien claims and/or charges.

17.	CONDEMNATION.  If any part of the Leased Premises shall be
taken or condemned for a public or quasi-public use and a part thereof remains which is usable by Lessee for its business, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the Monthly Base Rent payable hereunder and other charges to be prorated upon termination of this
Lease shall be adjusted so that Lessee shall be required to pay for the remainder of the term only such portion of such rent and charges as the value of the part remaining after condemnation bears to the value of the entire Leased Premises at the date of condemnation; but in such event, Lessor shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If the whole of the Leased Premises, or such part thereof to be taken or condemned so as to materially adversely affect the operation of Lessee's business, this Lease shall upon the vesting of the title in the condemnor terminate and advance rent, if any, shall be refunded pro-rata as of such termination.
If a
part or all of the Premises be taken or condemned, all compensation awarded upon such condemnation or taking shall go to Lessor, and Lessee shall not have, and hereby waives all claims thereto. Notwithstanding the foregoing, Lessee shall have the right to seek its own separate award for condemnation, but not including the value, if any, of its leasehold.

	18.	WARRANTY OF QUIET ENJOYMENT.  So long as Lessee fully complies with its obligations under the terms, conditions and provisions of this
Lease, Lessee shall have the quiet enjoyment of the Leased premises without hindrance or molestation by Lessor or anyone claiming by or through Lessor.

19. INDEMNIFICATION. Lessee agrees to hold Lessor, its successors, assigns, beneficiaries and their heirs and personal representatives harmless and fully indemnified at all times against and from any and all loss, damage, costs, expenses, and liability directly and/or consequentially resulting to any person or property by reason of Lessee's use or condition which may be made of the Leased Premises or any part thereof by Lessee, or by reason of any act or thing done or omitted to be done by Lessee or its agents or employees, in, upon, or about the Leased Premises or any part thereof; and Lessee agrees to hold lessor's title to the
Leased Premises and Lessor, its successors, assigns, beneficiaries and their personal representatives harmless and free and clear of any and all claims, demands, penalties, liability, judgments, costs and expenses, including reasonable attorneys' fees, arising in connection with any use or condition of the Leased Premises by Lessee. Without limiting the foregoing indemnity, Lessee further agrees to indemnify and hold harmless Lessor from any claims by any governmental authority or any third party based upon violation by Lessee of any ordinance, statute or regulation, local, State, or Federal, dealing with pollution, hazardous materials or other environmental matters if and to the extent that such claims are based on acts or omissions of Lessee.
	Lessor agrees to hold Lessee, its successors and assigns harmless and fully indemnified at all times against and from any and all loss, damage, costs, expenses, and liability directly and/or consequentially resulting to any person or property by reason of acts or omissions of Lessor with respect to the Leased Premises or any part thereof; and Lessor agrees to hold Lessee, its successors and assigns harmless and free and clear of any and all claims, demands, penalties, liability, judgments, costs and expenses, including reasonable attorneys' fees, arising in connections with any acts or omissions of Lessor with respect to the Leased Premises. Without limiting the foregoing idemnity, Lessor further agrees to indemnify and hold harmless Lessee from any claims by governmental authority or any third party based upon violation by Lessor of any ordinance, statute or regulation, local, State or Federal, dealing with pollution, hazardous materials, or other environmental matters related to acts of the Lessor or its ownership of the Leased Premises.

20.	ASSIGNMENT OR SUBLETTING.  Lessee may assign or sublet
this Lease or any interest therein to any of its subsidiary or affiliated companies without the consent of Lessor, provided the net worth of such subsidiary or affiliated company is equal to or greater than the net worth of Lessee at the time of execution of this Lease, but, otherwise, Lessee shall not assign this Lease nor any interest herein, or sublet the Leased Premises; provided however, that Lessee in accordance with the following terms and conditions may sublet the Premises in whole or in part if at least ninety (90) days prior to each and every intended subletting, Lessee shall serve Lessor with written notice stating the full name and address (and if a corporation, the state of incorporation and the names of all officers) of the proposed sublessee, identifying the portion of the Leased Premises to be sublet and describing the proposed sublessee's intended use of the Leased Premises. Within thirty (30) days of Lessor's receipt of said notice of intention to sublet, Lessor shall exercise one of the following options by written notice to that effect to Lessee:

(30) Lessor shall consent to the proposed subletting in accordance with the terms and conditions of this Lease and Lessor's written approval as to the sublessee's use of the Leased Premises.
Provided that if the Lessor consents to such subletting, Lessor at its option may cancel the option to extend this Lease, as provided in Paragraph 30 below, which cancellation of the renewal option shall be effective as of the date of the approval of the subletting; or

(30) Lessor shall have the option to cancel this Lease in its entirety at the last day of the month following ninety (90) days from the date of Lessor's receipt of Lessee's notice of intention to sublet.
Lessor's exercise of either of the above options shall be conclusive between the parties hereto.

Neither subletting nor the acceptance of rent by Lessor from any person shall relieve, release, modify, or in any other manner whatsoever affect the liability and obligations of the Lessee hereunder.
All subletting of the Leased Premises and portions thereof shall comply with the provisions of this Paragraph 20.

21,	DEFAULTS AND REMEDIES.	Except as otherwise provided
herein, if default shall be made in any payment of any sum required to be paid by
Lessee under this Lease and such default shall continue for ten (10) days after written notice to Lessee, or if default shall be made in the performance of any other covenants or conditions which Lessee is required to observe and perform, and such default shall continue for thirty (30) days after written notice to Lessee stating the nature of the default, or if the interest of Lessee under this Lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Lessee to declare Lessee a bankrupt, or to delay, reduce or modify
Lessee's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Lessee's capital, if Lesser be a corporation, or if Lessee be declared insolvent according to law, or any assignment of Lessee's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Lessee or its property, or if Lessee shall abandon the Leased Premises during the term of the Lease then Lessor may treat such occurrence of any one or more of the foregoing events (after the expiration of the cure period) as a breach of this
Lease (except that no such levy, execution, legal process, or petition filed against
Lessee shall constitute a breach of this Lease if Lessee shall contest the same by appropriate proceedings and shall use its best efforts to and shall remove or vacate the same within sixty (60) days from the date of creation, service or filing of same) and thereupon, at Lessor's option, Lessor may without notice of any kind to
Lessee or any other person, have any one or more remedies provided at law or in equity including but not limited to, the option to terminate Lessee's right to possession only without terminating the Lease, or to terminate this Lease and forthwith repossess the premises and be entitled to recover as damages a sum of money equal to the worth at the time of such termination of the excess, in any, of the amount of rent and other charges reserved in this Lease for the balance of the term, computed on a discounted basis using an interest rate equal to the rate applicable to U.S. Treasury Securities with a term equal to the period of time over which such present value is being calculated, over the then reasonable value of the Leased premises for the balance of the term, together with all reasonable costs, attorney's fees and expenses that may be incurred by Lessor or its agents in enforcing the covenants and agreements of this Lease. Without limitation to the foregoing, Lessee shall pay Lessor interest on sums delinquent under this Lease at the then current prime rate of interest charged by LaSalle Northwest National Bank of Chicago. All rights and remedies of Lessor under this Lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law. The failure of Lessor to insist in one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of such covenants or option. A receipt by Lessor of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach and no waiver by Lessor of any provisions of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor.

22.	LESSOR'S LIEN.  Lessor shall have a first lien upon the interest of Lessee under this Lease, to secure the payment of all monies due under this Lease, which lien may be enforced and foreclosed in equity or by distress proceeding at any time when money is overdue under this Lease; and Lessor shall be entitled to name a receiver of said Leased premises to be appointed in any such foreclosure proceeding who shall take possession of the Leased Premises and who may relet the same under the orders of the court appointing him.

23,	ABANDONMENT OR RELETTING.  If Lessee shall abandon or
vacate the Leased Premises, Lessor shall diligently attempt to relet the Leased Premises consistent with Lessee's rental obligation, but Lessor's discretion is not thereby restricted; the Leased Premises may be relet by Lessor for such rent and upon such terms as to Lessor may seem fit; and if a sufficient sum shall not be thus realized monthly after paying the expenses of such reletting and collecting to satisfy the rent set forth in this Lease, Lessee agrees to satisfy and pay on demand the deficiency for the term of this Lease remaining after said abandonment or vacation.

24.	SUBORDINATION OF INTEREST.  Subject to Lessee's rights as
stated hereafter, the interest of Lessee hereunder shall, at the request of the Lessor, be subject and subordinate to any and all first mortgages or trust deeds, and to all replacements, renewals, consolidations, modifications, and extensions thereof, now or in the future placed on the Premises and Lessee agrees to promptly execute and deliver all written agreements and documents to effect such subordination, all without cost to Lessor, provided, however, the holders of such mortgages and trust deeds shall agree in writing with Lessee that notwithstanding
Lessor's failure to perform its obligations under any contract or agreement, or note or evidence of debt, Lessee's occupation and quiet enjoyment of the Leased Premises shall not be disturbed, interfered with or hindered and, Lessee's right to possession and quiet enjoyment of the Leased Premises hereunder shall not be disturbed so long as Lessee shall faithfully perform its obligations herein during the Lease Term.

25.	SIGNS.  Lessor, at the request of Lessee and at the Lessee sole expense, in compliance with applicable laws, shall erect or install exterior signs relating to Lessee's business on the Leased Premises, provided that such signs do not overload or deface the walls of buildings and further provided that Lessor shall remove, at Lessee's sole expense, all such signs upon the termination of this
Lease and shall repair any damages caused by the erection or removal of such signs or portions thereof located on the Leased Premises. No signs shall be installed on the roof. Lessor or its agent by appropriate signs may identify the
Leased Premises as to both ownership and property management. All signs shall be in compliance with applicable state and local laws, regulations, codes and ordinances.

26.	ESTOPPEL CERTIFICATE.  Lessee agrees that from time to time
within ten (10) days after Lessee's receipt of written notice from Lessor, Lessee will deliver to Lessor a written statement certifying: (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease, as modified, is in full force or effect; (b) the dates to which rent and other charges have been paid; (c) that Lessor is not in default under any provisions of this Lease or, if in default, the nature thereof in detail; and
(d) the
amount of rent currently being paid by Lessee.

	27.	ACCESS.  Lessee shall freely allow Lessor access to and upon the
Leased Premises during usual business hours, subject to Lessee's security requirements and upon reasonable prior notice (except in the event of an emergency), for the purpose of examining the Leased Premises and shall during the last two hundred seventy (270) days of the term of this Lease, allow Lessor to exhibit the Leased Premises (upon reasonable prior notice to Lessee) and Lessee shall not interfere with the same.

28. CONSTRUCTION OF IMPROVEMENTS. Within thirty (30) days after the execution of the Lease, the Lessor shall complete preparation of the Working Drawings for the Improvements. After the acquisition of the Land (as provided in Paragraph 31 below) and issuance of the building permit, Lessor shall commence construction of the Improvements, including an industrial building, containing approximately 130,000 square feet of rentable floor area (including approximately 20,000 square feet of corporate office area and 5,000 square feet of warehouse office area), parking lot and landscaping all of which shall conform to the building site plan and office space plan entitled "Site Plan", dated June 3, 1996, prepared by Harris Architects ("Project Architect"), attached hereto and made a part hereof as Exhibit B, as well as the Supplemental Construction Specifications set forth on Exhibit B-1, which have heretofore been approved by Lessee (collectively, the "Preliminary Plan"), and shall otherwise be in accordance with all final plans and specifications therefor approved in writing by
Lessor and Lessee prior to the commencement of construction conforming to all applicable statutes, codes and regulations of the City (such final plans and specifications as approved are sometimes herein referred to as the "Approved Plans and Specifications").
Lessee shall have ten (10) business days to approve the final drawings as submitted to Lessee by Lessor. In the event Lessor and Lessee are unable to agree upon a set of Approved Plans and Specifications conforming to the requirements of this Lease and the requirements of the City, despite having negotiated in good faith, within forty-five (45) days after the date of this Lease, such dispute shall be submitted to the design architect and the determination by such architect as to the conformity of the proposed plans and specifications to the Preliminary Plan shall be conclusive. Notwithstanding the foregoing, either Lessor or Lessee shall have the right to propose or request additional changes in the scope of the Improvements, the approval of which changes shall not be unreasonably withheld or delayed by the other party, provided, in the case of changes proposed by Lessor, the same do not materially alter or interfere with Lessee's use of the Leased Premises or significantly alter the appearance or quality of the materials or construction of the Improvements; or, in the case of changes proposed by Lessee, the timing of Lessee's proposal of the same does not materially alter Lessor's ability to Substantially Complete the Improvements by the time provided in this Paragraph 28 below (unless Lessee agrees to extend the dates for Substantial Completion) or materially increase the cost of the Improvements (unless Lessee shall agree to an appropriate increase in the amount of the Monthly Base Rent).
	Lessor's construction work in connection with the Improvements shall be commenced within fourteen (14) working days after issuance of a building permit and shall be diligently pursued in order to have the warehouse portion of the Leased Premises Substantially Completed on or before April 1, 1997, and the office portion of the Leased Premises substantially completed on or before May 1,
1997, provided that if construction is delayed because of Lessee's delay in approving the final plans and specifications for the Improvements or changes, deletions or additions in the Approved Plans and Specifications requested by Lessee, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control, adverse weather or seasonal related conditions that are an impediment to construction, delays initiated by the City or other causes beyond the reasonable control of Lessor (any or all such events are herein sometimes referred to as "Unavoidable Delays"), the date for Substantial Completion set forth below shall be extended for the amount of time of such Unavoidable Delays. Lessor shall advise Lessee within fifteen (15) days of the occurrence of an Unavoidable Delay and to supply Lessee with a revised construction schedule reflecting the additional time required to Substantially Complete the Leased premises, due to the Unavoidable Delay(s). As used in this Lease the term "Substantial Completion", "Substantially Completed" or words of similar import shall mean that (i) the Leased Premises are fully completed in accordance with the Approved Plans and Specifications and are free from any and all mechanics' lien claims arising out of all work in connection therewith (other than claims filed as a result of bona fide disputes between Northern Builders and its subcontractors or material suppliers which Northern Builders is diligently contesting as provided in the Construction Agreement) and free from any and all construction defects other than Punch List Items relating to Lessor's construction, none of which shall interfere with Lessee's use and occupancy of the Leased Premises for the conduct of its business, and (ii) the City has granted to Lessor an occupancy certificate permitting Lessee to take occupancy of the Leased Premises notwithstanding such Punch List Items and the date such governmental consents and approvals which are the responsibility of Lessor have been obtained so that Lessee can take possession. Except in the event of an Unavoidable Delay, if Substantial Completion of the warehouse occurs after May 1, 1997, or if Substantial Completion of the office space occurs after June 1, 1997, Lessor agrees to pay to Lessee a $2,000.00 penalty for each day beyond such respective dates Substantial Completion is delayed.
	Lessor shall notify Lessee thirty (30) days prior to the date it anticipates the Improvements will be Substantially Completed. In the event that there is a dispute as to whether or not the Improvements are Substantially Completed, the dispute shall be resolved by the Project Architect who prepared the Approved Plans and Specifications. Taking of possession of the Leased Premises by Lessee and delivery of a certificate of occupancy shall be deemed conclusively to establish that the Improvements have been Substantially Completed in accordance with the Approved Plans and Specifications, except for any agreed Punch List Items and latent defects or other defects covered by the Construction Completion and Warranty Agreement executed by Northern Builders. Notwithstanding the foregoing, as promptly as practicable following the date Lessee takes possession,
Lessor and Lessee shall enter into an appropriate amendment to this Lease to document the commencement date of the lease term. If Lessee takes possession on a day other than the first of a month, all obligations of Lessee under the Lease shall commence upon the taking of possession (subject to proration for the partial month) but the full twelve (12) year term shall commence on the first day of the following month.
	At all reasonable times during the construction of the Leased Premises, Lessee, its employees, agents or contractors shall have the right to enter onto and inspect the Leased Premises for the purposes of determining whether Lessor is in compliance with the requirements of this Lease with respect to construction, but no such inspection or inspections shall relieve Lessor from its responsibilities hereunder or shall relieve Northern Builders or any of its subcontractors from their respective obligations or liabilities pursuant to their separate contracts.
Lessor shall not be responsible or liable to Lessee for any claims, losses, costs, damages or expenses incurred by Lessee, its employees, agents or contractors as a result of such inspections, all of which shall be undertaken by Lessee at Lessee's sole risk and expense.
	Lessor shall be responsible for construction of the entrances and bathrooms within the Leased Premises in compliance with the Americans with Disabilities Act ("ADA") and Lessee shall be responsible for ADA improvements required with respect to Lessee's specific interior construction (performed in compliance with paragraph 9 of this Lease).


29.	NOTICES.  All notices, demands, and other writings which shall be required or which may be given under this Lease shall be effective only if given in writing and delivered or mailed (certified or registered mail, return-receipt-requested) to the respective recipient party as follows:

If to Lessor to:		LaSalle National Trust, N.A.
	As Trustee under Trust No. 120358
	135 S. LaSalle Street
	Chicago, Illinois  60603

with copy of same to:	Northern Builders, Inc.
	Mr. Thomas D. Grusecki
	5060 River Road
	Schiller Park, Illinois  60176

If to Lessee to:	Celex Group, Inc.
	919 Springer Drive
	Lombard, Illinois  60148
	ATTN:  Mr. Timothy C. Dillon
	Vice President & General Counsel

with copy of same to:



If delivered, such notice, demand or writing shall be effective upon receipt of same, and if mailed such notice, demand or writing shall be effective upon the posting of same.
	The above addresses may be changed from time to time by the respective parties by notice, but notice of change of address shall be effective only upon receipt thereof.

	30.	RENEWAL OPTIONS.  Provided the Lessee is not in Default
under the Lease (after written notice and the expiration of any applicable cure period), the Lessee is granted the option of renewing this Lease for three (3) renewal periods. The first renewal period is for a term of five (5) years from the expiration of the initial Lease Term, provided lessee gives Lessor notice in writing of the exercise of the option at least twelve (12) months prior to the expiration of the Lease. If Lessee exercises such option to renew, the parties shall have sixty (60) days to agree in good faith to the First Renewal Base Rent, which rent shall be at the market value for rentals for comparable facilities, but in no event less than the current Base Rent at the time of the exercise. If the parties agree to the First Renewal Base Rent the exercise of the option shall be irrevocable.
	Provided the Lessee is not in default under the Lease and has exercised its first Renewal Option then the Lessee is granted a second Renewal Option for a second five (5) year term from the expiration of the First Renewal Term, provided
Lessee gives Lessor notice in writing of the exercise of the second option at least twelve (12) months prior to the expiration of the second renewal term. If Lessee exercises such option to renew the parties shall in good faith agree upon the Third
Renewal Base Rent for the second renewal term within sixty (60) days which rent shall be at the market value for rentals for comparable facilities, but in no event less than the current Base Rent at the time of the exercise. If the parties agree to the Third Renewal Base Rent the exercise of the option shall be irrevocable.
	All conditions and covenants of the Lease shall remain in full force and effect during the extended period, except the base rent shall be the market rental agreed to by the parties.

	31.	ACQUISITION/SUITABILITY OF LAND.  Lessor has entered
into an Option to Purchase (the "Option"), for the purchase of the real estate ("Real Estate") legally described on Exhibit A hereof. The Option is subject to certain conditions as set forth therein. Lessor will, if all conditions of the Option are met to the satisfaction of Lessor, complete the purchase of the Real Estate and thereafter will construct the Improvements thereon as provided in paragraph 28.
This Lease is contingent upon the satisfaction of all such Option conditions and the acquisition of the Real Estate by Lessor. Lessor agrees to commence the construction process of the Leased Premises on the Real Estate on or before July ___, 1996, which shall include such investigations and due diligence of the Real
Estate by Lessor as Lessor deems appropriate, in preparation for the purchase and construction of the Leased Premises. Lessee acknowledges that Lessor will not commence construction of the Leased Premises until Lessor has acquired title to the Real Estate. Lessor shall use its best efforts to complete the purchase and acquisition of the Real Estate so that it has fee simple title prior to the Commencement Date of the Lease. If Lessor does not acquire the Real Estate or commence construction by September 30, 1996 (or such other earlier or later date as to which the construction is advanced or extended pursuant to the Option), for any reason (including a default by Lessor or the Seller under the Option), this Lease shall terminate and be of no further force or effect and each party shall be responsible for their respective expenses incurred in connection with the execution and delivery of this Lease, the Construction Completion and Warranty Agreement and the Option, the investigation of the Real Estate, and the design and the preparation of preliminary or final plans and specifications for the Improvements and otherwise.

	32.	EXPANSION AND OCCUPANCY DURING EXPANSION.
Provided Lessee is not in default under the Lease, at any time during the initial eight(8) years of the Lease Term, Lessee shall have the right to expand the Leased
Premises, and during the last four (4) years Lessee shall have the right to expand the Leased Premises if Lessee agrees to extend the Lease Term for an additional term from the date of substantial completion of the expansion space. Monthly Base Rent shall be increased as agreed to by the parties for the Lease term as modified. If Lessee elects to expand the Leased Premises, Lessee shall give written notice to Lessor of its desire to expand at least one (1) year prior to the anticipated date of commencement of the Lease for the Expansion Space. Within sixty (60) days of receipt of such notice of intention to expand, Lessee and Lessor shall develop a mutually acceptable expansion plan (the Plan). The Plan shall be subject to approval by the City of Aurora. Provided the Plan is approved by the
City, the parties shall, within sixty (60) days of such approval, agree to the final terms and conditions of the payment for such expansion and the Monthly Base Rent to be paid hereunder. During said sixty (60) days, Lessor will hire Northern
Builders as general contractor to construct the expansion improvements in compliance with the Plan. Upon agreement of the Base Rent to be charged during the modified term of the Lease, Lessor shall cause Northern Builders to promptly proceed to complete the Plan in accordance with the construction schedule agreed to by Lessor and Lessee. If Lessee elects to expand the Leased Premises as herein provided, the parties agree the Lessor shall use its best efforts during the construction period to minimize the interference caused to Lessee during the construction period. Notwithstanding the foregoing, Lessee shall not be entitled to any rent abatement for any such disruptions or inconvenience caused to Lessee by the construction. Any rights granted to Lessee hereunder shall be binding on
any successor in interest to Lessor, it being the intention of the parties that Lessee have the right to expand on economic terms reasonable to the parties.

	33.	WARRANT OF AUTHORITY.  Lessee hereby warrants that the
execution of this Lease has been authorized by a duly adopted resolution of Lessee's Board of Directors and a certified copy of said resolution shall be delivered to Lessor upon demand or, alternatively, a letter signed by an Officer of
Lessee certifying to Lessee's authority to execute this Lease and the authority of the person signing this Lease to do so, which certification shall conclusively bind
Lessee and its successors to this Lease shall be delivered to Lessor on demand.

	34.	GOVERNING LAW.  The terms and provisions of this Lease shall be interpreted and construed in accordance with and governed by the Constitution and Laws of the State of Illinois.

	35.	AMENDMENT.  This Lease contains all of the agreements,
covenants, and conditions made between the parties hereto and may be amended only by written instrument jointly executed by the parties hereto or by their respective duly appointed agents for that purpose.

	36.	RECORDATION.  The parties hereto agree that this Lease shall not be recorded but either party at its own expense may file a memorandum of this Lease with the Recorder of Deeds of Cook County, Illinois, setting forth:

dd) The names of the parties, and
dd) A description of the Premises, and
dd) The term of the Lease.

	37.	LESSOR'S TITLE.  Lessor hereby warrants that Lessor upon the close of the acquisitions set forward at Paragraph 31 will be the fee simple owner of the Leased Premises.

	38.	CAPTIONS.  The captions preceding the text of each of the
numbered paragraphs herein appear only for reference convenience and in no way prescribe, limit, or otherwise define the scope or intent of this Lease or the paragraph to which they refer.

	39.	BROKERAGE.  Lessor shall pay the brokers commission due in
connection with this transaction to Stein & Company. Lessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than Stein & Company and Lessee agrees to indemnify and hold Lessor harmless from and against any claim by any other broker, agent or person claiming to have dealt with Lessee and not Lessor. Lessor represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than Stein & Company and Lessor agrees to indemnify and hold Lessee harmless from and against any claim by any other broker, agent or person.

	40.	LIMITATION OF LESSOR'S LIABILITY.  The term "Lessor" as
used in this Lease, so far as covenants or agreements on the part of the Lessor are concerned, shall be limited to mean and include only the owner or owners of the Lessor's interest in this lease at the time in question, and in the event of any transfer or transfers of such interest, except a transfer by way of security, the
Lessor herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance that is accrued after such date of any covenants or agreements on the part of the Lessor contained in this Lease thereafter to be performed, provided that any funds in the hands of such Lessor or the then transferor at the time of such transfer, in which the Lessee has an interest, shall be turned over to the transferee and any amount then due and payable to the
Lessee by the Lessor or the then transferor under any provision of Lease, shall be paid to the Lessee, and provided further that upon any such transfer, the transferee shall be deemed to have assumed, subject to the limitations of this Section, all of the covenants, agreements and conditions in this Lease contained to be performed on the part of the Lessor, it being intended hereby that the covenants and agreements contained in this Lease on the part of the Lessor shall, subject as aforesaid, be binding on the Lessor, its successors and assigns, only during and in respect to their respective successive periods of ownership.

	41.	INVALIDITY OF PARTICULAR PROVISIONS.  If any covenant, agreement or condition of this Lease or the application thereof to any
person, firm or corporation or to any circumstance, shall to any extent be invalid
or unenforceable, the remainder of this Lease, or the application of such covenant,
agreement or condition to persons, firms or corporations or to circumstances other
than those as to which it is invalid or unenforceable, shall not be affected thereby.
Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

	42.	FINANCIAL STATEMENTS.  Lessee shall, at the written request
of Lessor, promptly deliver to Lessor annual financial statements of Lessee in form and content acceptable.

	43.	LESSOR'S APPROVAL.  Except as otherwise provided herein,
whenever in this Lease Lessor's approval is required for Lessee to take action, such approval shall not be unreasonably withheld or delayed.

	44.	EXCULPATORY CLAUSE.  This Lease is executed by LaSalle
National Trust, N.A., as Trustee, not personally but as Trustee as aforesaid, in the
exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust
Agreement dated July 3, 1996, and known as Trust Number 120358 at said Bank. It is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against said Trustee personally or said beneficiaries, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform a covenant, either express or implied, herein contained, to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee (and said beneficiaries, to the extent permitted by law), of every sort, if any, is hereby expressly waived by Lessee, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the Trust Estate from time to time subject to the provisions of said Trust Agreement for the payment thereof. It is further understood and agreed that the said Trustee has no agents or employees and merely holds naked title to the property herein described and has no control over the management thereof or the income therefrom and has no knowledge respecting rentals, leases or other factual matter with respect to said Premises, except as represented to it by the beneficiary or beneficiaries of the said Trust.

	45.	TEMPORARY SPACE.  Lessor agrees to lease to Lessee
approximately 15,000 square feet of space, with a term commencing July ___, 1996 and ending December 31, 1996, at the 2255 Sullivan Building, Aurora, Illinois, for rental equal to $3.50 gross per square foot. It is the understanding of the parties that Lessor will sub-lease the temporary space from Ryder Dedicated Logistics. The parties will enter into a mutually acceptable lease agreement for the temporary space prior to the commencement date for occupancy of the temporary space. The temporary space will be delivered to Lessee "as is, where is." Payment of a brokers commission, if any, for the temporary space shall be the responsibility of Lessor.








CONSTRUCTION COMPLETION AND WARRANTY AGREEMENT

		This Construction Completion Agreement ("Agreement") is entered into as of January 15, 1997, between SUCCESSORIES, INC. (formerly known as CELEX GROUP, INC.), an Illinois corporation ("Successories") and NORTHERN BUILDERS, INC., an Illinois corporation ("Northern Builders").

R E C I T A L S:

	A.	Concurrently with the execution and delivery of this Agreement,
Successories, as Lessee, and LaSalle National Trust, N.A., not personally, but as
Trustee under a Trust Agreement dated July 3, 1996, and known as Trust No. 120358, ("Lessor"), have entered into that certain First Amendment to Industrial
Building Lease ("Lease") covering certain Land legally described in Exhibit A attached hereto and made a part hereof and certain Improvements thereto which Lessor is obligated to construct for the use and benefit of Successories.

	B.	Pursuant to the Lease, as amended, Lessor has agreed to engage
Northern Builders to construct the Improvements in accordance with the provisions of the Lease, and Successories agrees that Northern Builders shall provide to Successories certain assurances and warranties with respect to such construction.

	C.	Northern Builders has agreed to enter into this Agreement as a condition to its being engaged by Lessor for the purposes of constructing the Improvements.

		Accordingly, and in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Successories and Northern Builders hereby agree as follows:

AGREEMENT

	1.	Defined Terms.  All capitalized terms used herein and not
otherwise defined herein shall have the meanings ascribed to them in the Lease.

	2.	Completion of Construction.    Northern Builders hereby agrees
that: (i) construction work in connection with the Improvements shall be commenced promptly upon issuance of a building permit which permit for construction of the Improvements shall be issued within one week after execution of the Lease Amendment; (ii) it will Substantially Complete the warehouse portion of the Leased Premises by June 1, 1997 and the office portion of the Leased Premises by July 1, 1997 respectively, subject to extension by reason of Unavoidable Delays; and (iii) it will thereafter complete all of the Punch List Items within a reasonable period of time. Northern affirms and warrants that the
Construction Schedule attached hereto and made a part hereof as Exhibit B is true, correct and reasonably achievable. Northern further acknowledges that adverse weather or seasonal related conditions that are impediments to construction and material or labor shortages are the responsibility of Northern and will not be deemed to be Unavoidable Delays. In addition, Northern Builders agrees to make timely payment of all amounts owed to its subcontractors and material suppliers in connection with the construction of the Improvements so as to avoid the filing of mechanics' liens against the Leased Premises; provided, however, that Northern Builders shall not be deemed in default of its obligations with respect to the timely payment of amounts owed to its subcontractors or material suppliers if a mechanic's lien claim or claims are filed which claims are insured over by Chicago Title and Trust Company. For purposes of this Agreement,
"Unavoidable Delays" shall mean delays in the commencement or progress of construction, as the case may be, caused by Successories delay in approving the final plans and specifications for the Improvements or changes, deletions or additions in the Approved Plans and Specifications requested by Successories, strikes, lockouts, casualties, acts of God, war, governmental regulation or control, delays initiated by the City which could not have reasonably been prevented by Northern or other causes beyond the reasonable control of Northern Builders.

	3.	Contractor's Warranties.    Northern Builders hereby warrants to
Successories that all materials and equipment furnished in connection with the construction of the Improvements will be of good quality and new, that the construction and services required by the Approved Plans and Specifications (collectively, the "Work") will be free from faults and defects and that the Work will conform to the requirements of the Approved and Plans and Specifications. Northern Builders, Inc. further represents and warrants, which representation and warranty is a material inducement to Successories entering into this Agreement that Northern Builders will substantially Complete the warehouse portion of the Leased Premises by June 1, 1997 and the office portion of the Leased premises by July 1, 1997, subject to extension by reason of Unavoidable Delays.
Northern
Builders shall promptly correct Work rejected by the Project Architect by reason of a failure of the Work to conform to the Approved Plans and Specifications or to conform to the requirements of the Approved Plans and Specifications, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed by the time the same is rejected. Northern Builders shall bear all costs of correcting such rejected Work. In addition, if any of the Work is found not to be in accordance with the requirements of the Approved Plans and Specifications within one (1) year after the date of Substantial Completion of the
Leased Premises, Northern Builders shall promptly correct the same at Northern Builders' sole cost and expense after receipt of written notice from Successories to do so, unless Successories has previously given Northern Builders or Lessor a written acceptance of such condition provided however that such written acceptance shall not be deemed acceptance of latent defects. This period of one
(1) year shall be extended with respect to portions of the Work first performed after Substantial Completion of the Leased Premises for a period of one year after such portions of the Work as so performed or corrected. This obligation of Northern Builders shall survive acceptance of the Work and possession of the Improvements by Successories and termination of Northern Builders' construction contract. Successories shall give notice to Northern Builders of any defects in the Work promptly after discovery of the same.

	4.	Assignment of Manufacturer and Subcontractor Warranties.
Northern Builders hereby agrees that, upon Substantial Completion of the Work, Northern Builders will preserve and forward to and hereby assigns to Lessor, for the benefit of Lessor and Successories as their interests may appear, all written warranties, guaranties and related documents required by the Approved Plans and Specifications to be provided by any subcontractors, manufacturers and suppliers in connection with any portion of the Work.

	5.	Notices.    All notices, demands and other writings which shall be
required or which may be given under this Agreement shall be effective only if given in writing and personally delivered or mailed (certified or registered mail, return receipt requested) to the respective recipient party as follows:

If to Lessor to:		LaSalle National Bank of
			Chicago as Trustee under
			Trust No. 120294
			c/o Mr. Thomas Grusecki
			5060 River Road
			Schiller Park, Illinois  60176

with copy of same to:	Northern Builders, Inc.
			5060 River Road
			Schiller Park, Illinois  60176

If to Lessee to:		Successories, Inc.
			919 Springer Drive
			Lombard, Illinois  60148
			Attention:  Mr. Timothy C. Dillon

If personally delivered, such notice, demand or writing shall be effective upon receipt of same, and if mailed, such notice, demand or writing shall be effective upon the posting of same. The above addresses may be changed from time to time by the respective parties by notice, but notice of change of address shall be effective only upon receipt thereof. Persons to whom copies of notices are to be sent, as noted above, are to be sent copies for informational purposes only, and the failure to receive or to send any such copy shall not affect the validity of notice otherwise given to a party in compliance with the provision of this paragraph.

	6.	Termination.    The obligations of Northern Builders hereunder
shall terminate on the date which is one (1) year after the date of Substantial Completion of the Leased Premises, except that with respect to Work performed or corrected within said one-year period, such obligations shall terminate on the date which is one (1) year after the performance or correction of such Work.

	7.	Guaranty of payment of penalty.    To the extent Lessor under the
Lease as amended is responsible for any penalty for failure to Substantially Complete the Leased Premises Northern Builders Inc. hereby guarantees the full and complete payment to Successories of all penalty amounts due from Lessor.

	8.	Governing Law.    The terms and provisions of this Agreement
shall be interpreted and construed in accordance with and governed by the laws of the State of Illinois.


NORTHERN BUILDERS, INC.,		SUCCESSORIES, INC.
an Illinois corporation		an Illinois corporation

By:                                            		By:


EXHIBIT "A"
Legal Description

THAT PART OF WHITE OAK BUSINESS PARK UNIT 1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 5, THE SOUTH HALF OF SECTION 6, AND THE NORTH HALF OF SECTION 7, TOWNSHIP 38 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JULY 6, 1990 AS DOCUMENT R90-083896 IN DUPAGE COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 4, EXCEPT THE WESTERLY 343 FEET (AS MEASURED AT RIGHT
ANGLES TO THE WEST LINE THEREOF).

LOT 5, EXCEPT THAT PART DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT; THENCE SOUTH 57 DEGREES
17 MINUTES 29 SECONDS WEST, 191.43 FEET ALONG THE NORTH LINE OF DIEHL ROAD; THENCE NORTH 00 DEGREES 08 MINUTES 23
SECONDS EAST, 352.91 FEET TO THE EASTERLY LINE OF SAID LOT; THENCE SOUTH 32 DEGREES 42 MINUTES 31 SECONDS EAST, 296.49 FEET ALONG SAID EASTERLY LINE TO THE POINT OF BEGINNING, IN DUPAGE COUNTY, ILLINOIS.

THAT PART OF LOT 6 DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHWEST CORNER OF SAID LOT; THENCE EASTERLY, 8.58 FEET ALONG THE SOUTHERLY LINE OF WHITE OAK CIRCLE, BEING ALONG
A CURVE CONCAVE TO THE SOUTH HAVING A RADIUM OF 473.00
FEET; THENCE SOUTH 00 DEGREES 08 MINUTES 23 SECONDS WEST,
417.46 FEET TO THE WESTERLY LINE OF SAID LOT; THENCE NORTH 32 DEGREES 42 MINUTES 31 SECONDS WEST, 18.05 FEET ALONG SAID WESTERLY LINE TO AN ANGLE POINT; THENCE NORTH 00 DEGREES
21 MINUTES 28 SECONDS EAST, 400.00 FEET TO THE POINT OF BEGINNING, IN DUPAGE COUNTY, ILLINOIS.

AND ALSO,

THAT PART OF WHITE OAK BUSINESS PARK UNIT 2, BEING A
SUBDIVISION OF PART OF THE SOUTH HALF OF SECTION 6 AND THE
NORTH HALF OF SECTION 7 TOWNSHIP 38 NORTH, RANGE 9 EAST OF
THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT
THEREOF RECORDED NOVEMBER 20, 1990 AS DOCUMENT R90-158261,
IN DUPAGE COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED
AS FOLLOWS:

ALL OF LOT 19.

LOT 20, EXCEPT THE WESTERLY 343 FEET (AS MEASURED AT RIGHT
ANGLES TO THE WEST LINE THEREOF).


FIRST AMENDMENT TO INDUSTRIAL BUILDING LEASE AGREEMENT

	WHEREAS, LaSALLE NATIONAL BANK, Successor Trustee To:
LaSALLE NATIONAL TRUST, N.A., as Trustee under Trust Agreement dated
July 3, 1996, and known as Trust No. 120358, and SUCCESSORIES, INC., an Illinois corporation (formerly known as CELEX GROUP, INC.), as Lessee, are parties to that certain Industrial Building Lease, dated July 8, 1996, (the "Lease"), whereby Lessee has leased certain premises from Lessor, and Lessor has demised to Lessee, a Building to be constructed on certain property located in White Oak Business Park, Aurora, Illinois.

	WHEREAS, Lessee and Lessor have agreed to amend the Lease as set forth in this First Amendment.

	NOW, THEREFORE, in consideration of the premises, the adequacy of which is hereby acknowledged, the parties hereby agree as follows:

	1.	Legal Description.    Exhibit A of the Lease, which sets forth the
legal description of the Leased Premises, is hereby deleted in its entirety and replaced with Exhibit A, attached hereto and made apart hereof, herein described as the "Leased Premises."

	2.	Lessee.    Any reference in the Lease to Lessee shall mean:
SUCCESSORIES, INC., an Illinois corporation (formerly known as CELEX
GROUP, INC.).

	3,	Base Rent.    The provisions of Section 2. be and hereby are
amended to provide as follows:

"Lessee covenants to pay to Lessor, during the term of this Lease, in equal monthly installments on or before the first day of each month in advance, and without any deductions or set off whatsoever, except as otherwise expressly provided herein, and to pay the same to Lessor, c/o Thomas D. Grusecki, 5060 River Road, Schiller Park, Illinois, 60176 or at such other place or to such other person as Lessor or his agent may designate to Lessee in writing, in lawful money of the United States of America.

Payments shall be as follows:

Years	Annual Payments	Monthly
Payments
June 1, 1997 - May 31, 1998	$702,000.00	$58,500.00
June 1, 1998 - May 31, 1999	702,000.00	58,500.00
June 1, 1999 - May 31, 2000	702,000.00	48,400.00
June 1, 2000 - May 31, 2001	741,000.00	61,750.00
June 1, 2001 - May 31, 2002	759,200.00	63,266.66
June 1, 2002 - May 31, 2003	777,400.00	64,783.33
June 1, 2003 - May 31, 2004	796,900.00	66,408.33
June 1, 2004 - May 31, 2005	817,700.00	68,141.66
June 1, 2005 - May 31, 2006	837,200.00	69,766.66
June 1, 2006 - May 31, 2007	858,000.00	71,500.00
June 1, 2007 - May 31, 2008	880,100.00	73,341.66
June 1, 2008 - May 31, 2009	902,200.00	75,183.33

This covenant to pay rent shall be independent of all other covenants in this Lease. Notwithstanding the foregoing, Lessee's obligation to pay rent hereunder, shall commence on the first day of the fourth month after Substantial Completion as defined below. The Base Rent for the first three months of the Lease term shall be abated."

4.	Reserves and Security.  The second paragraph of Section 13, is hereby deleted in its entirety and replaced with the following new second paragraph of Section 13.:

"Lessee has deposited with the Lessor the full amount of Security
Deposit set forth at page 3 of the Lease, in the nature of a cash deposit, as security for the performance by Lessee of all of the covenants and conditions required to be performed by Lessee under this Lease.
Lessee has also delivered to Lessor a guaranty executed by Arnold M. Anderson and upon execution hereof, said guaranty shall be cancelled and returned to Lessee by Lessor. In addition to the cash deposit, Lessee shall deliver the guaranty of James M. Beltrame to Lessor, in the form attached hereto and made a part hereof as Exhibit B, upon execution of this First Amendment to Industrial Building Lease
Agreement. Lessee shall deliver an irrevocable Letter of Credit in the amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) before taking possession of the Leased Premises, substantially in the form attached hereto and made a part hereof as Exhibit D. At any time prior to possession Lessee may deliver the irrevocable Letter of Credit described in the preceding sentence and in exchange for such Letter of Credit, Lessor shall cancel and return the guaranty of James M.
Beltrame. Lessee may, if it chooses, substitute a Letter of Credit for the initial Security Deposit of One Hundred Thousand Seventy Five
Thousand Five Hundred and 00/100 Dollars ($175,500.00) by increasing the Letter of Credit to the amount of Six Hundred Seventy
Five Thousand Five Hundred and 00/100 Dollars ($675,500.00) at the time of the commencement of rent payments under the Lease. Lessee acknowledges that delivery of possession is conditioned upon the delivery to Lessor of the Letter of Credit for Five Hundred Thousand and 00/100 Dollars ($500,000.00) plus the other security as herein provided. The irrevocable Letter of Credit (which shall be in a form and with a financial institution reasonably acceptable to Lessor) in the amount as set forth above in favor of Lessor, shall be additional security for the performance by Lessee of all covenants and conditions required to be performed by Lessee under this Lease. Except as otherwise provided herein, an irrevocable Letter of Credit shall be in force for the term of this Lease. If an irrevocable Letter of Credit provided hereunder is not renewed within ten (10) days of expiration, Lessor shall have the right to draw upon said Letter of Credit. If
Lessee substitutes a Letter of Credit for the Security Deposit, the amount of the Letter of Credit shall never be less than One Hundred
Seventy Five Thousand Five Hundred and 00/100 Dollars
($175,500.00). Provided the Lessee is not in default and has not been in default, under the terms of the Lease, the additional security Letter of Credit may be reduced by Lessee and Lessor shall consent and obtain the holders consent for reductions as follows: (i) after the expiration of the first year of this Lease, to an amount equal to Four Hundred Thousand and 00/100 Dollars ($400,000.00); (ii) after the expiration of the second year of this Lease, to an amount equal to Three Hundred Thousand and 00/100 Dollars ($300,000.00); and (iii) after the expiration of the third year of this Lease, to an amount equal to Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), which Letter of Credit shall be renewed for each year during the remaining term of the Lease. Annually, Lessee shall provide Lessor with the Letter of Credit, as herein provided. Notwithstanding the foregoing, at any time after the expiration of the third year of the Lease, if Lessee provides Lessor with documents, satisfactory to Lessor, which evidence that Lessee has a BBB or better rating by Standard & Poors, or a comparable rating agency, then Lessor shall waive the requirement for an irrevocable Letter of Credit as additional security but not for the Letter of Credit for One Hundred Seventy Five Thousand Five Hundred and 00/100 Dollars ($175,500.00). Any reserves shall be promptly returned to Lessee and the irrevocable
Letter of Credit cancelled upon the expiration of the term of this Lease, provided Lessee has satisfied and performed all its covenants and obligations under the Lease. Prior to the time when Lessee shall be entitled to the return of the Security Deposit, Lessor shall be entitled to intermingle such deposits with its own funds and to use such sum for such purposes as Lessor shall determine. Lessee shall not be entitled to any interest on the Security Deposit. Lessor may, use, apply, or retain all or part of such Security Deposit, including the absolute right to collect under, or make a claim against, the irrevocable Letter of Credit, for the payment of any unpaid rent and additional rent or any other amount which Lessor may be required to spend by reason of default of Lessee, including damages or deficiencies in the reletting of the Leased Premises, regardless of whether the accrual of such damages or deficiencies occurs before or after eviction or re-entry by Lessor. The Security Deposit shall not be mortgaged, assigned, or encumbered by Lessee without the written consent of Lessor, and any such assignment, encumbrance, or mortgage without such consent shall not bind Lessor. If the Leased Premises is sold to a bona fide purchaser, Lessor shall have the right to transfer the Security Deposit to the purchaser, subject to this Lease and the acknowledgement by the transferee of the obligations hereunder, and Lessor shall then be released from all liability for the return of the Security Deposit to the Lessee. Lessee shall not apply the Security Deposit, in part or in whole, to any months rental payment due under the Lease."

5.	Construction of Improvements.  The third paragraph of Section 28, is hereby deleted in its entirety and replaced with the following new third paragraph of Section 28.:

"Lessor's construction work in connection with the Improvements shall be commenced promptly upon issuance of a building permit which permit shall be issued within one week after execution of this I-ease Amendment and shall be diligently pursued in order to have the warehouse portion of the I-eased Premises Substantially Completed on or before June 1, 1997, and the office portion Substantially Completed by July 1, 1997, provided that if construction is delayed because of Lessee's delay in approving the final plans and specifications for the Improvements or changes, deletions or additions in the Approved
Plans and Specifications requested by Lessee, strikes, lockouts, casualties, acts of God, war, governmental regulation or control, delays initiated by the City which could not have reasonably been prevented by Lessor or other causes beyond the reasonable control of Lessor (any or all such events are herein sometimes referred to as "Unavoidable Delays"), the date for Substantial Completion set forth above shall be extended for the amount of time of such Unavoidable Delays. Lessor shall advise Lessee within fifteen (15) days of the occurrence of an Unavoidable Delay and to supply Lessee with a revised construction schedule reflecting the additional time required to Substantially Complete the Leased Premises, due to the Unavoidable Delay(s). Lessor represents and warrants to Lessee, which representation and warranty is a material inducement to lessee entering into this First Amendment to the Lease, that the Lessor will Substantially Complete the warehouse of the Leased Premises by June
1, 1997, and the office of the Leased Premises by July 1, 1997, subject to extension by reason of Unavoidable Delays. Lessor affirms and warrants that the Construction Schedule attached hereto and made a part hereof as Exhibit C-1 is true, correct and reasonably achievable. Lessor further acknowledges that Lessor is responsible for Substantial Completion of the Leased Premises by June 1, 1997 and July 1, 1997 respectively and that adverse weather or seasonal related conditions that are impediments to construction and material or labor shortages are the responsibility of Lessor, and will not be deemed to be Unavoidable Delays. As used in this Lease the term "Substantial Completion", "Substantially Completed" or words of similar import shall mean that (i) the Leased Premises are fully completed in accordance with the Approved Plans and Specifications and are free from any and all mechanics' lien claims arising out of all work in connection therewith (other than claims filed which are insured over by Chicago Title and Trust Company) and free from any and all construction defects other than Punch List Items relating to Lessor's construction, none of which shall interfere with Lessee's use and occupancy of the Leased Premises for the conduct of its business, and
(ii) the City has granted permission for occupancy permitting Lessee to take possession of the Leased Premises for set-up and subsequent use, notwithstanding such Punch list Items and the date such governmental consents and approvals which are the responsibility of Lessor have been obtained so that Lessee can take possession. Except in the event of an Unavoidable Delay, for every day after June I, 1997, which the Leased Premises is not available to Lessee for set-up and subsequent use due to Lessor's failure to Substantially Complete the Leased Premises, Lessor agrees to pay to Lessee a $2000.00 penalty for each day beyond such date that Substantial Completion is delayed up to and including July 15, 1997. For each day of delay after July 15; 1997, the penalty shall be Four Thousand and 00/100 Dollars ($4,000.00) per day. The aggregate dollar amount of the daily penalty to be paid by the Lessor shall be reduced by the rental penalty that the Lessee saves by vacating warehouse space under one or more existing warehouse leases (located at: 320 Eisenhower Lane, Lombard, Illinois; 64 Eisenhower Lane, Lombard, Illinois; 68 Eisenhower Lane, Lombard, Illinois; and 1429 Centre Circle, Downers Grove, Illinois) provided the materials stored in such warehouses are relocated to the Temporary
Space or the Leased Premises. Lessee shall upon execution of this First Amendment deliver to Lessor, copies of all of Lessee's existing Leases. Lessee shall use its best efforts to vacate the warehouse space under its current warehouse leases by relocating the materials stored in such warehouses to the Temporary Space or the Leased Premises to minimize Lessor's penalty hereunder. Notwithstanding the foregoing, the obligation to pay rent hereunder shall commence as herein provided. The parties shall promptly upon Substantial Completion of the Leased Premises agree upon the appropriate reduction of the penalty as provided hereunder. The amount of the net penalty, if any, shall be paid by Northern Builders, Inc., pursuant to its Construction Completion and Warranty Agreement, on a weekly basis on Friday of each week If Northern Builders, Inc. does not pay the amount due hereunder, the deficiency shall be a set-off against the rent due from Lessee hereunder.


30. Section 45 be and hereby is amended as follows:

Temporary Space.   Lessor agrees to use its best efforts to obtain
for Lessee at no rental cost to lessee, Fifty Thousand (50,000) square feet of warehouse space for use by Lessee as a warehouse facility as. of April
1, 1997. On March 1, 1997, Lessor shall notify Lessee in writing of all available warehouse space owned directly or indirectly or under the control of Lessor or Northern Builders, Inc in the greater Chicago area. Lessee shall have ten (10) days to select tile space suitable for Lessee for temporary warehouse facilities. All such space will be delivered to Lessee in "As Is, Where Is" condition and Lessee shall be responsible for the payment of all utilities, for insurance and occupancy expenses associated with the occupancy of such space. Upon substantial completion of the Leased Premises, Lessee shall promptly vacate the temporary space and shall leave the Temporary Space in the same condition as existed on April
I, 1997.

7.	Availability of Principal Officer of Lessee.   Lessee agrees to and
shall provide unlimited access to its President, James M. Beltrame, for Lessor and representatives of its contractor for a period of five (5) business days commencing January 16, 1997 through January 22, 1997, to meet and complete such construction plans, designs and requirements as are necessary to promptly proceed with the construction and completion of the Improvements for June 1, 1997, and July 1, 1997 respectively, occupancy by Lessee. Any delay caused by inability to obtain prior construction approval or the unavailability of James M.
Beltrame as provided herein, shall be an additional event of Unavoidable Delay, as set forth in the Lease.

The necessary construction submissions, revisions, modifications or changes to the project ("Submissions") shall be submitted to Lessee for approval or disapproval by Lessee. With each submission Lessor will advise Lessee of the date by which approval must be received. If not approved or rejected by such date the submission shall be deemed approved. If Lessee requests information regarding the effect of any rejection on Completion and the Construction schedule the Lessor shall promptly respond.

8.	The following provision is added to the end of Section 39 of the
Lease:

		"The Lessor shall pay the commission due in accordance with its agreement with Stein and Company."

9. The following provision is added to the Lease:

46.  Real Estate Tax Reserve.   Lessor agrees to attempt to obtain
approval of its lender to waive any real estate tax reserve under its Loan Commitment for the Leased Premises. If a waiver is obtained by Lessor from its Lender, Lessee shall only be obligated to pay the real estate taxes as such real estate taxes become due and payable and no reserve shall be required.

10.	Construction Completion and Warranty Agreement.  Exhibit C of
the Lease, which is the Construction Completion and Warranty Agreement, is hereby deleted in its entirety and replaced with Exhibit C, attached hereto and made a part hereof.

11.	Conflict.  In the event of any conflict in the terms and provisions of this Amendment, the Lease and any Submissions, the document bearing the latest date shall control.

	12.	Except for the changes herein provided, all other terms and
provisions of the Lease, as amended, shall remain in full force and effect.

SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF.


      IN WITNESS WHEREOF, the parties have executed this First Amendment to Industrial Building Lease as of this 15th day of January, 1997.

LESSOR:   LaSALLE NATIONAL BANK, 	LESSEE:
SUCCESSOR TRUSTEE TO
LaSALLE NATIONAL TRUST, N.A., not 	SUCCESSORIES, INC,
individually and not personally, but as 	an Illinois corporation
Trustee under Trust Agreement dated    	(formerly known as
July 3, 1996   known as Trust Number	CELEX GROUP, INC.)
120358


By:   		By:  /s/ James Beltrame
                       Its:   Vice President	 	            Its:
President

Attested: 		Attested:/s/ Timothy C. Dillon
                       Its:   Assistant Secretary		            Its:
Secretary


First Amendment to Industrial Building Lease Agreement


RIDER ATTACHED TO AND MADE A PART OF/-DATED  Jan 15, 1997


This First Amendment to Industrial Building Lease Agreement is executed by LaSALLE NATIONAL, BANK not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated July 3, 1996 and known as Trust No. 120358 at LaSALLE. NATIONAL BANK, to all provisions of which Trust Agreement this LEASE is expressly made subject. It is expressly understood and agreed that nothing herein or in said First Amendment to Industrial Building Lease Agreement contained shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenants, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Lessee, and that so far as said Trustee is concerned the owner of any indebtedness or liability accepting hereunder shall look solely to the premises hereby leased for the payment thereof. It is further understood and agreed that said Trustee has no agents or employees and merely holds naked legal title to the property herein described; that said Trustee has no control over, and under this LEASE assumes no responsibility for (l) the management or control of such property; (2) the upkeep, inspection, maintenance or repair of such property; (3) the collection of rents or rental of such property; or (4) the conduct of any business which is carried on upon such premises. Trustee does not warrant, indemnify, defend title nor is it responsible for any environmental damage.

REVISED:   1/2/97



EXHIBIT A

PARCEL DESCRIPTION

THAT PART OF WHITE OAK BUSINESS PARK UNIT 1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 5, THE SOUTH HALF OF SECTION 6, AND THE NORTH HALF OF SECTION 7, TOWNSHIP 38 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JULY 6, 1990 AS DOCUMENT R90-083896 IN DUPAGE COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 4, EXCEPT THE WESTERLY 343 FEET (AS MEASURED AT RIGHT
ANGLES TO THE WEST LINE THEREOF).

LOT 5, EXCEPT THAT PART DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT; THENCE SOUTH 57 DEGREES
17 MINUTES 29 SECONDS WEST, 191.43 FEET ALONG THE NORTH LINE OF DIEHL ROAD; THENCE NORTH 00 DEGREES 08 MINUTES 23
SECONDS EAST, 352.91 FEET TO THE EASTERLY LINE OF SAID LOT; THENCE SOUTH 32 DEGREES 42 MINUTES 31 SECONDS EAST, 296.49 FEET ALONG SAID EASTERLY LINE TO THE POINT OF BEGINNING, IN DUPAGE COUNTY, ILLINOIS.

THAT PART OF LOT 6 DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHWEST CORNER OF SAID LOT; THENCE EASTERLY, 8.58 FEET ALONG THE SOUTHERLY LINE OF WHITE OAK CIRCLE, BEING ALONG
A CURVE CONCAVE TO THE SOUTH HAVING A RADIUM OF 473.00
FEET; THENCE SOUTH 00 DEGREES 08 MINUTES 23 SECONDS WEST,
417.46 FEET TO THE WESTERLY LINE OF SAID LOT; THENCE NORTH 32 DEGREES 42 MINUTES 31 SECONDS WEST, 18.05 FEET ALONG SAID WESTERLY LINE TO AN ANGLE POINT; THENCE NORTH 00 DEGREES
21 MINUTES 28 SECONDS EAST, 400.00 FEET TO THE POINT OF BEGINNING, IN DUPAGE COUNTY, ILLINOIS.

AND ALSO,

THAT PART OF WHITE OAK BUSINESS PARK UNIT 2, BEING A
SUBDIVISION OF PART OF THE SOUTH HALF OF SECTION 6 AND THE
NORTH HALF OF SECTION 7 TOWNSHIP 38 NORTH, RANGE 9 EAST OF
THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT
THEREOF RECORDED NOVEMBER 20, 1990 AS DOCUMENT R90-158261,
IN DUPAGE COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED
AS FOLLOWS:

ALL OF LOT 19.

LOT 20, EXCEPT THE WESTERLY 343 FEET (AS MEASURED AT RIGHT
ANGLES TO THE WEST LINE THEREOF).

EXHIBIT B

GUARANTEE

For value received, James M. Beltrame of Hinsdale, Illinois, hereby guarantees payment of rent and prompt and satisfactory performance of all obligations under the terms of the Industrial Building Lease Agreement dated July
8, 1996, as amended by the First Amendment to Industrial Building Lease Agreement of even date herewith, by and between LaSalle National Trust, N. A. as Trustee under a trust agreement dated July 3, 1996 and known as Trust number 120358 as Lessor and Successories, Inc. (formerly known as Celex Group, Inc.), as Lessee (hereinafter referred to as "Successories"). If Successories (Lessee) defaults in the payment of any installment of the monthly base rent, or in the payment of any other obligation, or in the performance of other obligations or covenants under the terms of the Lease, James M. Beltrame as guarantor hereby guarantees and shall pay the amount of such installment and additional payment within ten (10) days after receipt of written notice of default and demand for payment to Lessor.

 	If Successories defaults in the performance of any additional obligations under the Lease, James M. Beltrame shall pay to Lessor on demand, all damages, costs and expenses that Lessor is entitled to recover from Successories by reason of such default.

This guarantee shall continue in force until the Lessee has delivered to Lessor a letter of credit in form and content reasonably acceptable to Lessor as provided in the Lease, which may be provided before occupancy or until all obligations of Successories under the Lease have been satisfied or until Successories liability to Lessor under the Lease has been completely discharged, whichever first occurs.

Notwithstanding the above, all guarantees provided for herein shall be limited to an amount not to exceed Five Hundred Thousand Dollars ($500,000.00) and any right of recovery hereunder shall be limited to such amount.

This guarantee shall be binding on the legal representatives, successors, and assigns of the guarantor. Notice of acceptance of this guarantee is expressly waived.

      	IN WITNESS WHEREOF, James M. Beltrame, as guarantor, has executed this guarantee at Lombard, Illinois, on the _____ day of January, 1997.



	                JAMES M. BELTRAME


SECOND LEASE AMENDMENT
SPECIFYING COMMENCEMENT DATE AND TERMINATION DATE


It is agreed between the parties herein that notwithstanding anything to the contrary contained in the Lease, as amended, the actual Commencement Date of the Lease for the Industrial Building Lease, dated July 8, 1997, by and between LaSalle National Trust, N.A., as Trustee under Trust Agreement dated July 3, 1996, and known as Trust Number 120358, and Successories, Inc., an Illinois corporation, for the property commonly known as 2520 Diehl Road, Aurora, Illinois, is August 1, 1997 and the Termination Date of the Lease is July 31, 2009.

Except for the changes herein provided, all other terms and provisions of the Lease, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Lease
Amendment Specifying Commencement and Termination Date as of this 31 day of October, 1997.

LESSOR:		LESSEE:
LaSALLE NATIONAL TRUST, N.A. not	SUCCESSORIES, INC. an
individually and not personally, but as	Illinois corporation (formerly
Trustee under Trust Agreement dated	known as CELEX GROUP,
July 3, 1996 and known as Trust Number	INC.)
120358

By: ______________________________	By:_____________________
	Its:			        Its:

Attested:__________________________
	Attested:_______________________
	Its:  Assistant Secretary	                  Its:  Secretary

AMERICAN NATIONAL BANK & TRUST COMPANY OF CHICAGO

LETTER OF CREDIT NO.


                  , 1997

Northern Builders, Inc.
5060 River Road
Schiller Park, IL  60176

RE:  Successories, Inc.

We hereby establish our Irrevocable Standby Letter of Credit No. _____ in favor of Northern Builders, Inc. ("Beneficiary") in the amount of Five Hundred Thousand Dollars and NO/100ths Dollars ($500,000.00). This irrevocable letter of credit will be used to secure payment under that certain Industrial Building Lease, dated July 8, 1996, as amended, with SUCCESSORIES, INC. (formerly known as Celex Group, Inc.) ("Customer"), for the lease of a certain commercial warehouse and office facility to be constructed by the Beneficiary for Customer on the real property located in White Oak Business Park, Aurora, Illinois.

This Irrevocable Letter of Credit shall remain in effect for the period of one
(1)
year from the date hereof, without regard to any default in payment or money owed to us by the Customer and without regard to other claims which we may have against the Customer. If within said one year from the date hereof we receive written certification from the Beneficiary, signed by an authorized officer, reciting that:

(i) Customer has failed to pay rent or other charges due under an Industrial Building Lease, dated July 8, 1996, as amended, by and between LaSALLE NATIONAL TRUST, N.A., as Trustee under
Trust Agreement dated July 3, 1996, and known as Trust No.
120358, as Landlord, and SUCCESSORIES, INC., an Illinois corporation (formerly known as CELEX GROUP, INC.), as Tenant, which has not been timely cured; or

(ii) this Letter of Credit will expire in ten (10) business days or less and SUCCESSORIES, INC., an Illinois corporation (formerly known as CELEX GROUP, INC.) has failed to renew this Letter of Credit or substitute an acceptable Letter of Credit, in either case with an expiration date of one (1) year later than the current expiration date of this Letter of Credit; or

(iii) SUCCESSORIES, INC., an Illinois corporation (formerly known as CELEX GROUP, INC.) has otherwise defaulted under the Lease and such default has not been timely cured,



Northern Builders, Inc.
____________ 1997
Page 2




you are authorized to draw upon American National Bank & Trust Company of Chicago at sight at the office of American National Bank located at 33 N. LaSalle
Street, Chicago, Illinois and upon presentation of this original Letter of Credit. All drafts must be marked: "Drawn under American National Bank and Trust Company of Chicago Letter of Credit No. _______, dated ________________ 1997".

The sum of this Irrevocable Letter of Credit shall be reduced by the amount of any disbursements made hereunder, from time to time, in accordance with the terms specified above.

Provided the Customer is not in default and has not been in default, under the terms of the Industrial Building Lease, this Irrevocable Letter of Credit may be reduced by the Customer and Beneficiary shall consent and obtain any collateral assignee' consent for reductions as follows:
(i) after the expiration of the first year of the Industrial Building Lease, to an amount equal to Four Hundred Thousand and 00/100 Dollars ($400,000.00); (ii) after the expiration of the second year of the Industrial Building Lease, to an amount equal to Three Hundred Thousand and 001100 Dollars ($300,000.00); and
(iii) after the expiration of the third year of the Industrial Building Lease, to an amount equal to Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), which Letter of Credit shall be renewed by Customer for each year during the remaining term of the Industrial Building Lease.

This credit is subject, so far as applicable, to the "Uniform Customs and Practice for Documentary Credits, 1993 Revision, the International Chamber of Commerce Publication No. 500".

This Irrevocable Letter of Credit and the right to draw under this Irrevocable Letter of Credit are transferable and collaterally assignable by the Beneficiary.
Upon our receipt of written notification from Beneficiary of such transfer or assign, we hereby agree to timely honor all drafts drawn and certificates, as specified above, purporting to be signed by such transferee or assignee which are presented in accordance with the terms stated herein.

We hereby certify and agree that all drafts, drawn under and in compliance with the terms of this credit will be duly honored by us on delivery of documents as specified if presented at this office as indicated above no later than 4:00 p.m. on
____________ (subject to the following paragraph).

Northern Builders, Inc.
____________ 1997
Page 3


If this Irrevocable Letter of Credit is not renewed before _____________ for an additional one (1) year term to expire on ______________, upon the same terms as stated herein, such non-renewal will be considered an event of default entitling the Beneficiary, at its option, to draw upon this Irrevocable Letter of
Credit.
Notwithstanding the foregoing, nothing express or implied herein creates an obligation upon us to renew the Irrevocable Letter of Credit on or before
___________________________





                                      by:_______________________________
                                                       Vice President

cc:    R. Tuerk (via facsimile no. 312-346-8242 and regular mail)



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